                                                             EXHIBIT NO. 99.8(g)

                                     FORM OF
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

                                                    Revised as of April 26, 2005
                                                                       EXHIBIT A

                                      FUNDS

I.       MFS FAMILY OF FUNDS
         MFS SERIES TRUST I:
           MFS Cash Reserve Fund
           MFS Core Equity Fund
           MFS Core Growth Fund
           MFS Japan Equity Fund
           MFS Managed Sectors Fund
           MFS New Discovery Fund
           MFS Research International Fund
           MFS Strategic Growth Fund
           MFS Technology Fund
           MFS Value Fund

         MFS SERIES TRUST II:
           MFS Emerging Growth Fund
           MFS Large Cap Growth Fund

         MFS SERIES TRUST III:
           MFS High Income Fund
           MFS High Yield Opportunities Fund
           MFS Municipal High Income Fund

         MFS SERIES TRUST IV:
           MFS Government Money Market Fund
           MFS Mid Cap Growth Fund
           MFS Money Market Fund
           MFS Municipal Bond Fund

         MFS SERIES TRUST V:
           MFS International New Discovery Fund
           MFS International Strategic Growth Fund
           MFS International Value Fund
           MFS Research Fund
           MFS Total Return Fund

         MFS SERIES TRUST VI:
           MFS Global Equity Fund
           MFS Global Total Return Fund
           MFS Utilities Fund

         MFS SERIES TRUST VII:
           MFS Capital Opportunities Fund

         MFS SERIES TRUST VIII:
           MFS Global Growth Fund
           MFS Strategic Income Fund
           MFS Tax Managed Equity Fund

         MFS SERIES TRUST IX:
           MFS Bond Fund
           MFS Emerging Opportunities Fund
           MFS Inflation-Adjusted Bond Fund
           MFS Intermediate Investment Grade Bond Fund
           MFS Limited Maturity Fund
           MFS Municipal Limited Maturity Fund
           MFS Research Bond Fund
           MFS Research Bond Fund J

         MFS SERIES TRUST X:
           MFS Aggressive Growth Allocation Fund
           MFS Bond Diversification Fund
           MFS Conservative Allocation Fund
           MFS Emerging Markets Debt Fund
           MFS Emerging Markets Equity Fund
           MFS Floating Rate High Income Fund
           MFS Growth Allocation Fund
           MFS International Diversification Fund
           MFS International Growth Fund
           MFS International Value
           MFS Moderate Allocation Fund
           MFS New Endeavor Fund
           MFS Strategic Value Fund

         MFS MUNICIPAL SERIES TRUST:
           MFS Alabama Municipal Bond Fund
           MFS Arkansas Municipal Bond Fund
           MFS California Municipal Bond Fund
           MFS Florida Municipal Bond Fund
           MFS Georgia Municipal Bond Fund
           MFS Maryland Municipal Bond Fund
           MFS Massachusetts Municipal Bond Fund
           MFS Mississippi Municipal Bond Fund
           MFS New York Municipal Bond Fund
           MFS North Carolina Municipal Bond Fund
           MFS Pennsylvania Municipal Bond Fund
           MFS South Carolina Municipal Bond Fund
           MFS Tennessee Municipal Bond Fund
           MFS Virginia Municipal Bond Fund
           MFS West Virginia Municipal Bond Fund

           MFS Municipal Income Fund

         MFS Growth Opportunities Fund

         MFS Government Securities Fund

         Massachusetts Investors Growth Stock Fund

         MFS Government Limited Maturity Fund

         Massachusetts Investors Trust

II.      MFS CLOSED-END FUNDS
           MFS Charter Income Trust
           MFS Government Markets Income Trust
           MFS Intermediate Income Trust
           MFS Multimarket Income Trust
           MFS Municipal Income Trust
           MFS Special Value Trust

III.     MFS INSTITUTIONAL FUNDS
         MFS INSTITUTIONAL TRUST:
           MFS Institutional Emerging Equities Fund
           MFS Institutional International Equity Fund
           MFS Institutional International Research Equity Fund
           MFS Institutional Large Cap Growth Fund
           MFS Institutional Large Cap Value Fund
           MFS Institutional Mid Cap Growth Fund
           MFS Institutional Research Fund

         MFS SERIES TRUST XI:
           MFS Mid Cap Value Fund
           MFS Union Standard Equity Fund

         MFS VARIABLE INSURANCE TRUST:
           MFS Bond Series
           MFS Capital Opportunities Series
           MFS Emerging Growth Series
           MFS Global Equity Series
           MFS High Income Series
           MFS Investors Growth Stock Series
           MFS Investors Trust Series
           MFS Mid Cap Growth Series
           MFS Money Market Series
           MFS New Discovery Series
           MFS Research Series
           MFS Research International Series
           MFS Strategic Income Series
           MFS Total Return Series
           MFS Utilities Series
           MFS Value Series

IV.      MFS/SUN LIFE SERIES TRUST
           Bond Series
           Capital Appreciation Series
           Capital Opportunities Series
           Core Equity Series
           Emerging Growth Series
           Emerging Markets Equity Series
           Global Governments Series
           Global Growth Series
           Global Total Return Series
           Government Securities Series
           High Yield Series
           International Growth Series
           International Value Series
           Managed Sectors Series
           Massachusetts Investors Growth Stock Series
           Massachusetts Investors Trust Series
           Mid Cap Growth Series
           Mid Cap Value Series
           Money Market Series
           New Discovery Series
           Research International Series
           Research Series
           Strategic Growth Series
           Strategic Income Series
           Strategic Value Series
           Technology Series
           Total Return Series
           Utilities Series
           Value Series

V.       COMPASS PRODUCTS
           Capital Appreciation Variable Account
           Global Governments Variable Account
           Government Securities Variable Account
           High Yield Variable Account
           Managed Sectors Variable Account
           Money Market Variable Account
           Total Return Variable Account